STOCK PLEDGE AGREEMENT


         THIS STOCK PLEDGE AGREEMENT (this "Agreement"), is entered into as of October 3, 2003, by and among DELTA APPAREL, INC., a Georgia corporation ("Delta"), MJS ACQUISITION COMPANY, a North Carolina corporation ("MJS"; together with Delta, each a "Pledgor" and collectively, the "Pledgors"), and CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation, as agent for Delta Lenders (as defined below) and as agent for Soffe Lenders (as defined below) (in either or both capacities, "Secured Party").

                              W I T N E S S E T H:
                               -------------------

         WHEREAS, Secured Party, the financial institutions party thereto as lenders (collectively, "Soffe Lenders") and MJS are parties to that certain Loan and Security Agreement, dated the date hereof (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Soffe Loan Agreement"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, the Financing Agreements (as defined in the Soffe Loan Agreement) and this Agreement (all of the foregoing, together with the Soffe Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, being collectively referred to herein as the "Soffe Financing Agreements") pursuant to which Soffe Lenders may make loans and advances and provide other financial accommodations to MJS as set forth therein; and

         WHEREAS, as an inducement to Secured Party and Soffe Lenders to enter into the Soffe Loan Agreement and to make the loans thereunder, Delta has agreed to guarantee the obligations of MJS to Secured Party and Soffe Lenders pursuant to that certain Guarantee dated the date hereof (as amended, modified, supplemented, extended or restated from time to time, the "Soffe Loan Agreement Guarantee"), by Delta and SAIM, LLC in favor of Secured Party, on behalf of Secured Party and Soffe Lenders, and has agreed to secure its obligations under the Soffe Loan Agreement Guarantee as provided herein; and

         WHEREAS, Secured Party, the financial institutions party thereto as lenders (collectively, "Delta Lenders"; together with Soffe Lenders, collectively, "Lenders") and Delta are parties to that certain Amended and Restated Loan and Security Agreement, dated the date hereof (as the same now exists and may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, the "Delta Loan Agreement"; together with the Soffe Loan Agreement, each a "Loan Agreement" and collectively, the "Loan Agreements"), and other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto, including, but not limited to, the Financing Agreements (as defined in the Delta Loan Agreement) and this Agreement (all of the foregoing, together with the Delta Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced from time to time, being collectively referred to herein as the "Delta Financing Agreements"; together with the Soffe Financing Agreements, each a "Financing Agreement" and collectively, the "Financing Agreements") pursuant to which Delta

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Lenders may make loans and advances and provide other  financial  accommodations to Delta as set forth therein; and

         WHEREAS, as an inducement to Secured Party and Delta Lenders to enter into the Delta Loan Agreement and to make the loans thereunder, MJS has agreed to guarantee the obligations of Delta to Secured Party and Delta Lenders pursuant to that certain Guarantee dated the date hereof (as amended, modified, supplemented, extended or restated from time to time, the "Delta Loan Agreement Guarantee"; together with the Soffe Loan Agreement Guarantee, each a "Guarantee" and collectively, the "Guarantees"), by MJS and SAIM, LLC in favor of Secured Party, on behalf of Secured Party and Delta Lenders, and has agreed to secure its obligations under the Delta Loan Agreement Guarantee as provided herein; and

         WHEREAS, MJS is a Subsidiary of Delta, and each Pledgor has determined that it will realize substantial direct and indirect benefits as a result of the loans and other financial accommodations extended to the other Pledgor pursuant to the Loan Agreements, and such Pledgor's execution, delivery and performance of this Agreement are within such Pledgor's corporate or other purposes and are in the best interests of such Pledgor; and

         WHEREAS, it is a condition precedent to the execution and delivery of the Soffe Loan Agreement by Secured Party and Soffe Lenders and the execution and delivery of the Delta Loan Agreement by Secured Party and Delta Lenders and the extension of the loans and other financial accommodations to the Pledgors under the Loan Agreements that each Pledgor execute and deliver this Agreement to Secured Party; and

         WHEREAS, in consideration for, among other things, the execution and delivery of the Soffe Loan Agreement by Secured Party and Soffe Lenders and the execution and delivery of the Delta Loan Agreement by Secured Party and Delta Lenders, and to secure the full and prompt payment and performance of all of the Secured Obligations (as hereinafter defined), each Pledgor has agreed to pledge to Secured Party, for the benefit of Secured Party, Soffe Lenders and Delta Lenders, the Capital Stock owned by such Pledgor (collectively, the "Pledged Interests") set forth next to such Pledgor's name on Schedule 1 attached hereto in each of the Persons referenced thereon (collectively, the "Pledged
Companies"), which are all the equity interests owned by such Pledgor in the Pledged Companies, except as set forth herein, in order to ensure and secure the prompt performance of all covenants, agreements and liabilities of the parties under the Financing Agreements (each, a "Financing Party" and collectively, the "Financing Parties") and the prompt repayment of any and all now existing or hereafter arising Obligations (as defined in the Loan Agreements) and other obligations of the Financing Parties under the Financing Agreements (including, without limitation, any interest, fees or other charges in respect of the Loan Agreements and the other Financing Agreements that would accrue but for the filing of an insolvency proceeding with respect to any Pledgor, whether or not such claim is allowed in such insolvency proceeding);

         NOW, THEREFORE, for and in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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         1. Defined Terms. Capitalized terms used herein shall have the meanings ascribed to such terms in the Delta Loan Agreement to the extent not otherwise defined or limited herein; provided, however, that upon the termination of the Delta Loan Agreement, capitalized terms used herein shall have the meanings ascribed to such terms in the Soffe Loan Agreement.

         2. Warranty. Each Pledgor hereby represents and warrants to Secured Party that (a) such Pledgor owns the Pledged Interests as set forth on Schedule 1, which Pledged Interests constitute the percentage of the issued and outstanding equity interests of the Pledged Companies shown on Schedule 1 attached hereto, and are, except for the security interest created hereby and the security interest granted in favor of Sellers in the Pledged Interests owned by Delta in MJS, free and clear of all liens; (b) the Pledged Interests set forth on Schedule 1 constitute all of the Capital Stock owned by any Pledgor, except for (a) Delta's equity interests in Delta Apparel Honduras, S.A., a Honduras corporation, Delta Cortes, S. A., a Honduras corporation ("Cortes") and Delta Campeche, S.A. de C.V., a Mexico corporation ("Campeche"), of which only sixty-five percent (65%) of the Capital Stock of such entity owned by Delta is being pledged by Delta; (c) such Pledged Interests are duly authorized, validly issued, fully paid and nonassessable; (d) such Pledgor has the unencumbered right and power to pledge such Pledged Interests; and (e) upon execution and delivery of this Agreement and delivery of the certificates representing the Pledged Interests owned by Pledgors, all actions necessary or desirable, in the opinion of Secured Party, to be taken by Pledgors to perfect, establish the first priority of, or otherwise protect, the security interest of Secured Party in the Pledged Interests, and the proceeds thereof, have been duly taken. Additionally, each Pledgor hereby represents and warrants to Secured Party that this Agreement has been duly executed and delivered by such Pledgor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

         3. Security Interest. As security for the full and prompt payment and performance of the Obligations (as defined in the Loan Agreements), the Guaranteed Obligations (as defined in the Guarantees) and the other covenants, agreements and liabilities of the Pledgors under the Loan Agreements and all of the obligations of each Financing Party to Secured Party under (i) this Agreement, (ii) the Delta Loan Agreement Guarantee, (iii) the Soffe Loan Agreement Guarantee, and (iv) other Financing Agreements and any extensions, renewals or amendments to any of the foregoing, however created, acquired, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, whether arising before, during or after the initial or any renewal term of the Soffe Loan Agreement or the Delta Loan Agreement or after the commencement of any case with respect to either Pledgor under the United States Bankruptcy Code or any similar statute (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the commencement of such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, secured or unsecured, and however acquired by Secured Party or Lenders, together with all other now

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existing  or  hereafter  arising  Guaranteed  Obligations  (as  defined  in  the
Guarantees) (all of the foregoing now existing or hereafter arising obligations being referred to, collectively, as the "Secured Obligations"), each Pledgor hereby unconditionally pledges, transfers, conveys, grants and assigns to Secured Party, for the benefit of Secured Party and Lenders, a continuing security interest in and security title to all of the following property now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has, or may acquire in the future, any right, title or interest thereto (collectively, the "Pledged Collateral"):

                  (a) the Pledged Interests and all substitutions therefor and replacements thereof, all proceeds and products thereof and all rights relating thereto, including, without limitation, any certificates representing the Pledged Interests, the right to receive any certificates representing any of the Pledged Interests, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of or in exchange for any or all of the Pledged Interests;

                  (b) all of such Pledgor's rights, powers and remedies (but not
         such  Pledgor's   obligations)  under  the  limited  liability  company
         operating agreements of the Pledged Companies that are limited liability companies (collectively, the "Operating Agreements") and under the partnership agreements of the Pledged Companies that are general or limited partnerships (collectively, the "Partnership Agreements"); and

                  (c) to the extent not otherwise included, all proceeds and products of any and all of the foregoing.

Each Pledgor has delivered to and deposited with Secured Party (a) certificates representing the Pledged Interests owned by such Pledgor, to the extent such Pledged Interests are represented by certificates, and (b) undated stock powers or certificate powers endorsed in blank with respect to such certificates as security for the payment and performance of all of the Secured Obligations; provided, however, that the certificates representing the Pledged Interests owned by Delta in Cortes and Campeche and undated stock powers or certificate powers endorsed in blank with respect to such certificates shall be provided as required by the Delta Loan Agreement. In the case of uncertificated limited liability company or partnership interests of any Pledgor, such Pledgor shall cause the name of Secured Party to be registered on the books and records of such limited liability company or partnership, using appropriate notations so that any Person examining such books and records would be notified of such Pledgor's pledge of its uncertificated interest in the limited liability company or partnership as Pledged Collateral to Secured Party. In addition, each Pledgor hereby authorizes the filing of appropriate Uniform Commercial Code financing statements covering the Pledged Collateral and with such information required by the Uniform Commercial Code for the sufficiency or filing office acceptance of such financing statements. Each Pledgor agrees that a carbon, photographic or other reproduction of this Agreement signed by such Pledgor or of a financing statement shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions. It is the intention of the parties hereto that record and beneficial ownership of the Pledged Collateral, including, without limitation, all voting, consensual and dividend rights, shall remain in the Pledgors until the occurrence of an Event of Default and until Secured Party shall notify any Pledgor of Secured Party's exercise of voting and consensual rights to the Pledged Collateral pursuant to Section 11 hereof.

         4. Operating Agreements and Partnership Agreements. Anything herein to the contrary notwithstanding, each applicable Pledgor shall for so long as it

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shall remain a member or liable under any Operating Agreement or a partner under
any  Partnership   Agreement,   observe  and  perform  all  the  conditions  and
obligations to be observed and performed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof. For Pledged Collateral where the applicable Operating Agreement or Partnership Agreement provides that all limited liability company or partnership interests, as applicable, issued thereunder shall be certificated, the applicable Pledgor or Pledgors shall not amend, supplement or otherwise modify (or consent to any such amendment, supplement or modification of) the terms of such Operating Agreement or such Partnership Agreement, as the case may be, so as to provide for the issuance of
uncertificated   limited   liability  company  or  partnership   interests,   as
applicable, without the prior written consent of Secured Party. For Pledged Collateral where the applicable Operating Agreement or Partnership Agreement, as the case may be, does not provide that all limited liability company or partnership interests, as applicable, issued thereunder shall be certificated, the applicable Pledgor or Pledgors hereby represent and warrant to Secured Party that such Pledged Collateral (a) is not dealt in or traded on securities exchanges or in securities markets, (b) does not constitute investment company securities, and (c) is not held by such Pledgor or Pledgors in a Securities Account. In addition, the articles or certificates of organization, the Operating Agreements, the Partnership Agreements and other agreements governing any of the uncertificated Pledged Collateral do not provide that such Pledged Collateral may be certificated or that such Pledged Collateral are securities governed by Article 8 of the Uniform Commercial Code as in effect in any relevant jurisdiction.

         5.  Additional  Shares.  In the  event  that,  during  the term of this
Agreement:

         (a) any stock dividend, stock split, reclassification, readjustment or other change is declared or made in the capital structure of any Pledged Company, or any new Pledged Interests or other equity interests are issued by such Pledged Company, all new, substituted, and additional shares, or other securities, shall be issued to the applicable Pledgor and shall be promptly delivered to Secured Party, together with a duly executed Pledge Agreement
Supplement in substantially the form of Annex 1 hereto (the "Pledge Agreement Supplement") identifying such additional Pledged Interests to be held by Secured Party under the terms of this Agreement, and with undated powers endorsed in blank by the applicable Pledgor, and shall thereupon constitute additional Pledged Interests to be held by Secured Party under the terms of this Agreement, or in the case of a new uncertificated limited liability company interest or uncertificated partnership interest, such Pledgor shall cause the name of Secured Party to be registered on the books and records of such limited liability company or partnership, as the case may be, using appropriate notations so that any Person examining such books and records would be notified of such Pledgor's pledge of its uncertificated interest in the limited liability company or partnership interest as Pledged Collateral to Secured Party; and

         (b) any subscriptions, warrants or any other rights or options shall be issued in connection with the Pledged Interests, all new Capital Stock or other securities acquired through such subscriptions, warrants, rights or options shall thereupon constitute Pledged Interests to be held by Secured Party under the terms of this Agreement, and, to the extent such Capital Stock or other securities are represented by certificates, such certificates shall be promptly delivered to Secured Party, together with appropriate undated powers endorsed in blank by the applicable Pledgors and shall thereupon constitute Pledged Interests to be held by Secured Party under the terms of this Agreement.

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         6. Event of Default. Upon the occurrence and during the continuation of an Event of Default (as defined in the Loan Agreements), Secured Party may sell or otherwise dispose of any of the Pledged Interests at one or more public or private sales or make other commercially reasonable disposition of the Pledged Interests or any portion thereof after ten (10) calendar days' notice to any Pledgor, and Secured Party may credit bid and purchase the Pledged Interests or any portion thereof at any public sale. The proceeds of the public or private sale or other disposition first shall be applied to the reasonable costs of Secured Party incurred in connection with the sale, expressly including, without limitation, any costs under Section 9 hereof, and then to the Obligations as provided in the Loan Agreements, subject to the provisions of the Intercreditor Agreement. In the event the proceeds of the sale or other disposition of the Pledged Interests are insufficient to satisfy the Secured Obligations, each Pledgor shall remain jointly and severally liable for any such deficiency.

         7. Additional Rights of Secured Party. In addition to its rights and privileges under this Agreement or any other Financing Agreement, Secured Party shall have all the rights, powers and privileges of a secured party under the Uniform Commercial Code as in effect from time to time in any applicable jurisdiction.

         8. Continuing Security Interest; Termination; Return of Pledged Interests to the Pledgors. This Agreement shall create a continuing security interest in the Pledged Collateral and shall terminate only when (a) the Secured Obligations have been indefeasibly paid in full in cash or otherwise satisfied or collateralized to the satisfaction of Secured Party and Lenders and (b) the financing arrangements of Secured Party and Lenders with Delta and MJS and the Loan Agreements and the Commitments thereunder have been terminated, in each case to the satisfaction of Secured Party and Lenders. Upon such termination, this Agreement and Secured Party's security interest and security title hereunder shall terminate, and Secured Party shall promptly return the remaining Pledged Interests and all rights received by Secured Party as a result of its possessory interest in the Pledged Interests to the appropriate Pledgors, subject to the provisions of the Subordination Agreement.

         9. Disposition of Pledged Interests by Secured Party. Some or all of the Pledged Interests are not registered or qualified under the various Federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration. Each Pledgor understands that upon such disposition, Secured Party may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Pledged Interests than if the Pledged Interests were registered and qualified pursuant to Federal and state securities laws and sold on the open market. Each Pledgor, therefore, agrees that:

         (a) if Secured Party shall, pursuant to the terms of this Agreement, sell or cause the Pledged Interests or any portion thereof to be sold at a private sale, Secured Party shall have the right to rely, in good faith, upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Pledged Interests for sale and as to the best price reasonably obtainable at the private sale thereof; and

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         (b) such reliance  shall be conclusive  evidence that Secured Party has handled such disposition in a commercially reasonable manner.

         10. Pledgors' Obligations Absolute. The obligations of the Pledgors under this Agreement shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against any other Person, nor against other security or liens available to Secured Party or any Lender. Each Pledgor hereby waives any right to require that an action be brought against any other Person or to require that resort be had to any security or to any balance of any deposit account or credit on the books of Secured Party or Lender in favor of any other Person prior to the exercise of remedies hereunder, or to require action hereunder prior to resort by Secured Party to any other security or collateral for the Secured Obligations.

         11. Voting Rights.

         (a) Upon the occurrence and during the continuation of an Event of Default, subject to compliance with applicable law, (i) Secured Party may, at its option, and without notice to or demand on any Pledgor and in addition to all rights and remedies available to Secured Party under any other agreement, at law, in equity, or otherwise, exercise all voting rights, and all other ownership or consensual rights of the Pledged Collateral owned by such Pledgor, but under no circumstances is Secured Party obligated by the terms of this Agreement to exercise such rights, and (ii) each Pledgor hereby appoints Secured Party as such Pledgor's true and lawful attorney-in-fact and IRREVOCABLE PROXY to vote the Pledged Collateral owned by such Pledgor in any manner Secured Party deems advisable for or against all matters submitted or which may be submitted to a vote of shareholders, members or partners, as the case may be. The power-of-attorney granted hereby is coupled with an interest and shall be irrevocable.

         (b) For so long as any Pledgor shall have the right to vote the Pledged Collateral owned by it, such Pledgor covenants and agrees that it will not, without the prior written consent of Secured Party, and without the receipt by Secured Party of adequate protection, vote or take any consensual action with respect to such Pledged Collateral which would adversely affect the rights of Secured Party or the value of the Pledged Interests.

         12. Notices. All notices, requests and demands hereunder shall be given in the form and manner and to the addresses set forth in the Guarantees.

         13. Successors. This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon Pledgors and their respective successors and assigns and inure to the benefit of and be enforceable by Secured Party, Lenders and their successors and assigns, except that Pledgors may not assign its rights under this Agreement and any other document referred to herein without the prior written consent of Secured Party.

         14. Amendments in Writing. Neither this Agreement nor any provision hereof shall be amended, modified, waived or discharged orally or by course of conduct, but only by a written agreement signed by an authorized officer of each Pledgor and Secured Party. Secured Party shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its rights,

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powers and/or  remedies  unless such waiver shall be in writing and signed by an authorized officer of Secured Party. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by Secured Party of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Secured Party would otherwise have on any future occasion, whether similar in kind or otherwise.

         15.  Survival  of  Provisions.  All  representations,   warranties  and
covenants of each Pledgor contained herein shall survive the execution and delivery of this Agreement.

         16. Integration. This Agreement, any supplements hereto, and any instruments or documents delivered or to be delivered in connection herewith represents the entire agreement and understanding concerning the subject matter hereof among the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written. In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

         17. Severability of Provisions. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

         18. Section Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Agreement.

         19. Governing Law. The validity, interpretation and enforcement of this Agreement and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of Georgia without giving effect to principles of conflicts of law or other rule of law that would result in the application of the law of any jurisdiction other than the State of Georgia.

         20. Secured Party. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Except for the safe custody of any Pledged Collateral in its actual possession and the accounting for moneys actually received by Secured Party pursuant hereto, Secured Party shall have no duty with respect to the Pledged Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any of the Pledged Collateral. Each reference herein to any right granted to, benefit conferred upon or power exercisable, exercised, or action taken by Secured Party shall be deemed to be a reference to, or be deemed to have been so taken, as the case may be, by Secured Party in its capacity as agent pursuant to the Loan Agreements for the benefit of itself and Lenders, all as more fully set forth in the Loan Agreements.

         21. Counterparts, Etc. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of any such agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

                  IN WITNESS WHEREOF, the undersigned parties hereto have executed this Agreement by and through their duly authorized officers, as of the day and year first above written.



PLEDGORS:                      DELTA APPAREL, INC., a Georgia corporation


                               By:     /s/ Herbert M. Mueller
                                  ---------------------------------------------

                               Title:   Vice President and CFO
                                     ------------------------------------------


                               MJS ACQUISITION COMPANY, a North
                               Carolina corporation


                               By:   /s/ Herbert M. Mueller
                                  ---------------------------------------------

                               Title:   Vice President
                                     ------------------------------------------



SECURED PARTY:                 CONGRESS FINANCIAL CORPORATION
                               (SOUTHERN), as agent


                               By:
                                  ---------------------------------------------

                               Title:
                                    -------------------------------------------

                                 ACKNOWLEDGMENT

         The undersigned hereby (i) acknowledges receipt of a copy of the Stock Pledge Agreement dated as of October 3, 2003 (the "Stock Pledge Agreement"),
(ii) waives any rights or requirement at any time hereafter to receive a copy of the Stock Pledge Agreement in connection with the registration of any Pledged Collateral (as defined therein) in the name of Congress Financial Corporation (Southern), as agent for Soffe Lenders and as agent for Delta Lenders (in either or both capacities, "Secured Party") or its nominee or the exercise of voting rights by Secured Party, (iii) consents and agrees to the pledge by the Pledgors (as defined therein) of the Pledged Collateral pursuant to the Stock Pledge Agreement and to all of the other terms and provisions of the Stock Pledge Agreement, (iv) irrevocably waives any breach or default under its articles of incorporation, articles of organization, by laws or operating agreement, as applicable, as a result of the execution, delivery and performance by the Pledgors and Secured Party of the Stock Pledge Agreement, and (v) advises Secured Party that a pledge of the Pledged Collateral has been registered on the books and records of the undersigned and in the name of Secured Party and agrees to so register any additional equity interests of the undersigned which may be hereafter pledged to Secured Party as provided in the Stock Pledge Agreement.


PLEDGED COMPANIES:                 MJS ACQUISITION COMPANY


                                   By: /s/ Herbert M. Mueller
                                       ----------------------------------
                                   Name: Herbert M. Mueller
                                   Title:  Vice President


                                   SAIM, LLC

                                   By:    MJS Acquisition  Company, its sole
                                          member

                                   /s/ Herbert M. Mueller
                                   --------------------------------------
                                   Name:  Herbert M. Mueller
                                   Title: Vice President




                                   DELTA APPAREL HONDURAS, S.A.


                                   By:  /s/ Herbert M. Mueller
                                        ----------------------------------
                                   Name:  Herbert M. Mueller
                                   Title: Vice Presdient

                                   DELTA CORTES, S.A.


                                   By: /s/ Herbert M. Mueller
                                       -----------------------------------
                                   Name:  Herbert M. Mueller
                                   Title: Vice President


                                   DELTA CAMPECHE, S.A. DE C.V.


                                   By:  /s/ Herbert M. Mueller
                                       ------------------------------------
                                   Name:  Herbert M. Mueller
                                   Title: Vice President

                                   SCHEDULE 1
                                       TO
                             STOCK PLEDGE AGREEMENT


                                PLEDGED INTERESTS


----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

                                                                                                   Number       Percentage of
                                                                                                of Shares/       Outstanding
          Pledgor Name                  Pledged Company       Type / Class of    Certificate       Units       Shares / Units
                                                              Equity Interest     Number(s)       Pledged          Pledged
----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------
Delta Apparel, Inc.           MJS Acquisition Company                                                               100%
----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------
MJS Acquisition Company       SAIM, LLC                                                                             100%
----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------
Delta Apparel, Inc.           Delta Apparel Honduras, S.A.     capital stock          1            1,622             65%
----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------
Delta Apparel, Inc.           Delta Cortes, S.A.                                                                     65%
----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------
Delta Apparel, Inc.           Delta Campeche, S.A., de C.V.                                                          65%
----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------

----------------------------- ------------------------------ ------------------ --------------- ------------- ------------------


                                     ANNEX 1

                        STOCK PLEDGE AGREEMENT SUPPLEMENT


                  This Pledge Agreement Supplement, dated as of _____________, 200__, is delivered pursuant to Section 5(a) of the Pledge Agreement described below. The undersigned hereby agrees that this Pledge Agreement Supplement may be attached to the Stock Pledge Agreement dated as of October 3, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "Pledge Agreement;" the terms defined therein and not otherwise defined herein are used herein as therein defined), by and among Delta Apparel, Inc., MJS Acquisition Company (collectively, the "Pledgors") and Congress Financial Corporation (Southern), a Georgia corporation, as agent for Soffe Lenders and as agent for Delta Lenders (in either or both capacities, "Secured Party"), and that the additional interests and the additional "Pledged Companies" listed on this Pledge Agreement Supplement shall be and become part of the Pledged Interests pledged by the Pledgors to Secured Party in the Pledge Agreement and part of the Pledged Companies under the Pledge Agreement, respectively, and shall secure all Secured Obligations thereunder.

                  The undersigned hereby certifies that the representations and warranties set forth in Section 2 of the Pledge Agreement of the undersigned are true and correct as to the Pledged Interests listed herein and as of the date hereof.

                             [PLEDGOR], a ____________ corporation


                             By:
                               -----------------------------------------------

                             Title:
                                   -------------------------------------------



                                  SCHEDULE 1(A)
                                       TO
                      PLEDGE AGREEMENT SUPPLEMENT - ANNEX 1


---------------------- --------------------------- -------------------- ---------------- ------------------- -------------------
    Pledgor Name            Pledged Company          Type / Class of      Certificate          Number
                                                     Equity Interest       Number(s)     of Shares/ Units     Shares / Units
                                                                                              Pledged             Pledged
---------------------- --------------------------- -------------------- ---------------- ------------------- -------------------

---------------------- --------------------------- -------------------- ---------------- ------------------- -------------------

---------------------- --------------------------- -------------------- ---------------- ------------------- -------------------

---------------------- --------------------------- -------------------- ---------------- ------------------- -------------------

